Exhibit 10.1

SECOND AMENDED AND RESTATED
SPIRIT REALTY CAPITAL, INC. AND SPIRIT REALTY, L.P.
2012 INCENTIVE AWARD PLAN

RESTRICTED STOCK AWARD GRANT NOTICE

Spirit Realty Capital, Inc., a Maryland corporation, (together with its successors and assigns, the “Company”), pursuant to the Second Amended and Restated Spirit Realty Capital, Inc. and Spirit Realty, L.P. 2012 Incentive Award Plan, as amended from time to time (the “Plan”), hereby grants to the individual listed below (the “Participant”), in consideration of the mutual agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the number of shares of the Company’s Common Stock set forth below (the “Shares”). This Restricted Stock award is subject to all of the terms and conditions as set forth herein and in the Restricted Stock Award Agreement attached hereto as Exhibit A (the “Restricted Stock Agreement”) (including without limitation the Restrictions on the Shares set forth in the Restricted Stock Agreement) and the Plan, each of which is incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Restricted Stock Award Grant Notice (the “Grant Notice”) and the Restricted Stock Agreement.

Participant:

Grant Date:

Total Number of Shares of

Restricted Stock:

Vesting Commencement Date:

Vesting Schedule: Subject to the Participant’s continued employment (except as otherwise provided in the Restricted Stock Agreement), the Shares shall vest and the restrictions thereon shall lapse with respect to one-third (1/3rd) of the Shares on each of __________ __, _____, __________ __, _____ and __________ __, _____.

By his or her signature and the Company’s signature below, the Participant agrees to be bound by the terms and conditions of the Plan, the Restricted Stock Agreement and this Grant Notice. The Participant has reviewed the Restricted Stock Agreement, the Plan and this Grant Notice in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice and fully understands all provisions of this Grant Notice, the Restricted Stock Agreement and the Plan. The Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator of the Plan upon any questions arising under the Plan, this Grant Notice and/or the Restricted Stock Agreement. In addition, by signing below, the Participant also agrees that the Company or any Affiliate, in its sole discretion, may satisfy any withholding obligations in accordance with Section 2.2(c) of the Restricted Stock Agreement by (i) withholding shares of Common Stock otherwise issuable to the Participant upon vesting of the shares of Restricted Stock, (ii) instructing a broker on the Participant’s behalf to sell shares of Common Stock otherwise issuable to the Participant upon vesting of the shares of Restricted Stock and remit the proceeds of such sale to the Company, or (iii) using any other method permitted by Section 2.2(c) of the Restricted Stock Agreement or the Plan.

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Notwithstanding anything to the contrary contained herein, in consideration of the grant of this award, the Participant agrees that this Award and any payments hereunder will be subject to forfeiture and/or repayment to the extent provided for in the Compensation Recoupment Policy, as in effect from time to time, if it is determined in accordance with the policy that a Restatement or event of Misconduct (each as defined in such policy) has occurred.

SPIRIT REALTY CAPITAL, INC.:	PARTICIPANT:
By: /s/Rochelle Thomas Print Name: Rochelle Thomas Title: EVP, General Counsel and Secretary Address: 2727 N. Harwood, Suite 300 Dallas, TX 75201	By: Print Name: __________________________ Address:

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EXHIBIT A

TO RESTRICTED STOCK AWARD GRANT NOTICE

RESTRICTED STOCK AWARD AGREEMENT

Pursuant to the Restricted Stock Award Grant Notice (the “Grant Notice”) to which this Restricted Stock Award Agreement (the “Agreement”) is attached, Spirit Realty Capital, Inc., a Maryland corporation (the “Company”) has granted to the Participant the number of shares of Restricted Stock (the “Shares”) under the Second Amended and Restated Spirit Realty Capital, Inc. and Spirit Realty, L.P. 2012 Incentive Award Plan, as amended from time to time (the “Plan”), as set forth in the Grant Notice. Capitalized terms not specifically defined herein shall have the meanings specified in the Plan and the Grant Notice.

Article I.

GENERAL
1.1
Incorporation of Terms of Plan. The Award (as defined below) is subject to the terms and conditions of the Plan, which are incorporated herein by reference. In the event of any inconsistency between the Plan and this Agreement, the terms of the Plan shall control.
Article II.

AWARD OF RESTRICTED STOCK
2.1
Award of Restricted Stock.
(a)
Award. Pursuant to the Grant Notice and upon the terms and conditions set forth in the Plan and this Agreement, effective as of the Grant Date set forth in the Grant Notice, the Company has granted to the Participant an award of Restricted Stock (the “Award”) under the Plan in consideration of the Participant’s past and/or continued employment with or service to the Company or its Affiliates, and for other good and valuable consideration which the Administrator has determined exceeds the aggregate par value of the Common Stock subject to the Award as of the Grant Date. The number of Shares subject to the Award is set forth in the Grant Notice. The Participant is an Employee, Director or Consultant of the Company or one of its Affiliates.
(b)
Book Entry Form; Certificates. At the sole discretion of the Administrator, the Shares will be issued in either (i) uncertificated form, with the Shares recorded in the name of the Participant in the books and records of the Company’s transfer agent with appropriate notations regarding the restrictions on transfer imposed pursuant to this Agreement, and upon vesting and the satisfaction of all conditions set forth in Sections 2.2(b) and (d) hereof, the Company shall remove such notations on any such vested Shares in accordance with Section 2.1(e) below; or (ii) certificated form pursuant to the terms of Sections 2.1(c), (d) and (e) below.
(c)
Legend. Certificates representing Shares issued pursuant to this Agreement shall, until all Restrictions (as defined below) imposed pursuant to this Agreement lapse or have been removed and the Shares have thereby become vested or the Shares represented thereby have been forfeited hereunder, bear the following legend (or such other legend as shall be determined by the Administrator):

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN VESTING REQUIREMENTS AND MAY BE SUBJECT TO FORFEITURE UNDER THE TERMS OF A RESTRICTED STOCK AWARD

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AGREEMENT, BY AND BETWEEN SPIRIT REALTY CAPITAL, INC. AND THE REGISTERED OWNER OF SUCH SHARES, AND SUCH SHARES MAY NOT BE, DIRECTLY OR INDIRECTLY, OFFERED, TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNDER ANY CIRCUMSTANCES, EXCEPT PURSUANT TO THE PROVISIONS OF SUCH AGREEMENT.”

(d)
Escrow. The Secretary of the Company or such other escrow holder as the Administrator may appoint may retain physical custody of any certificates representing the Shares until all of the Restrictions lapse or shall have been removed; in such event, the Participant shall not retain physical custody of any certificates representing unvested Shares issued to him or her. The Participant, by acceptance of the Award, shall be deemed to appoint, and does so appoint, the Company and each of its authorized representatives as the Participant’s attorney(s)-in-fact to effect any transfer of unvested forfeited Shares (or Shares otherwise reacquired by the Company hereunder) to the Company as may be required pursuant to the Plan or this Agreement and to execute such documents as the Company or such representatives deem necessary or advisable in connection with any such transfer.
(e)
Removal of Notations; Delivery of Certificates Upon Vesting. As soon as administratively practicable after the vesting of any Shares subject to the Award pursuant to Section 2.2(b) hereof, the Company shall, as applicable, either remove the notations on any Shares subject to the Award issued in book entry form which have vested or deliver to the Participant a certificate or certificates evidencing the number of Shares subject to the Award which have vested (or, in either case, such lesser number of Shares as may be permitted pursuant to Section 11.2 of the Plan). The Participant (or the beneficiary or personal representative of the Participant in the event of the Participant’s death or incapacity, as the case may be) shall deliver to the Company any representations or other documents or assurances required by the Company. The Shares so delivered shall no longer be subject to the Restrictions hereunder.
2.2
Restrictions.
(a)
Forfeiture. Notwithstanding any contrary provision of this Agreement, upon the Participant’s Termination of Service for any or no reason, any portion of the Award (and the Shares subject thereto) which has not vested prior to or in connection with such Termination of Service (after taking into consideration any accelerated vesting and lapsing of Restrictions, if any, which may occur in connection with such Termination of Service, including pursuant to Section 11.10 of the Plan) shall thereupon be forfeited immediately and without any further action by the Company or the Participant, and the Participant shall have no further right or interest in or with respect to such Shares or such portion of the Award. For purposes of this Agreement, “Restrictions” shall mean the restrictions on sale or other transfer set forth in Section 3.2 hereof and the exposure to forfeiture set forth in this Section 2.2(a).
(b)
Vesting and Lapse of Restrictions. Subject to Section 2.2(a) above, the Award shall vest and Restrictions shall lapse in accordance with the vesting schedule set forth in the Grant Notice (rounding down to the nearest whole Share, except in the case of the final vesting event). Notwithstanding anything contained herein, the Award shall not vest and the Restrictions shall not lapse to the extent that such lapsing of Restrictions and vesting is prohibited by Section 13.8 of the Plan.
(c)
Tax Withholding. The Company or its Affiliates shall be entitled to require a cash payment (or to elect, or permit the Participant to elect, such other form of payment determined in accordance with Section 11.2 of the Plan) by or on behalf of the Participant and/or to deduct from other compensation payable to the Participant any sums required by federal, state or local tax law to be withheld with respect to the grant or vesting of the Award or the lapse of the Restrictions hereunder. With respect to any tax withholding relating to the Award, unless otherwise determined by the Administrator, the Company or its

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Affiliates shall withhold, or cause to be withheld, Shares otherwise vesting or issuable under the Award having a Fair Market Value equal to the sums to be withheld. The number of Shares which shall be so withheld shall be limited to the number of Shares which have a Fair Market Value on the date of withholding no greater than the aggregate amount of such liabilities based on the maximum statutory withholding rates in the applicable jurisdictions for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such taxable income. Notwithstanding any other provision of this Agreement (including without limitation Section 2.1(b) hereof), the Company shall not be obligated to deliver any new certificate representing Shares to the Participant or the Participant’s legal representative or to enter any such Shares in book entry form unless and until the Participant or the Participant’s legal representative, as applicable, shall have paid or otherwise satisfied in full the amount of all federal, state and local taxes applicable to the taxable income of the Participant resulting from the grant or vesting of the Award or the issuance of Shares hereunder.
(d)
Conditions to Delivery of Shares. Subject to Section 2.1 above, the Shares deliverable under this Award may be either previously authorized but unissued Shares or Shares purchased on the open market. Such Shares shall be fully paid and nonassessable. The Company shall not be required to issue or deliver any Shares under this Award prior to fulfillment of the conditions set forth in Section 11.4 of the Plan.

Notwithstanding the foregoing, the issuance of such Shares shall not be delayed if and to the extent that such delay would result in a violation of Section 409A of the Code. In the event that the Company delays the issuance of such Shares because it reasonably determines that the issuance of such Shares will violate Applicable Law, such issuance shall be made at the earliest date at which the Company reasonably determines that issuing such Shares will not cause such violation, as required by Treasury Regulation Section 1.409A-2(b)(7)(ii).

(e)
To ensure compliance with the Restrictions, the Common Stock Ownership Limit, the Aggregate Stock Ownership Limit (each as defined in the Company’s charter, as amended from time to time), any other provision of Section 6.2.1(a) of the Company’s charter, and/or Applicable Law and for other proper purposes, the Company may issue appropriate “stop transfer” and other instructions to its transfer agent with respect to the Restricted Stock. The Company shall notify the transfer agent as and when the Restrictions lapse.
2.3
Consideration to the Company. In consideration of the grant of the Award pursuant hereto, the Participant agrees to render faithful and efficient services to the Company or any Affiliate.
Article III.

OTHER PROVISIONS
3.1
Section 83(b) Election. The Participant covenants that he or she will not make an election under Section 83(b) of the Code with respect to the receipt of any Share without the consent of the Administrator, which the Administrator may grant or withhold in its sole discretion. If, with the consent of the Administrator, the Participant makes an election under Section 83(b) of the Code to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which the Participant would otherwise be taxable under Section 83(a) of the Code, the Participant hereby agrees to deliver a copy of such election to the Company promptly after filing such election with the Internal Revenue Service.
3.2
Restricted Stock Not Transferable. Until the Restrictions hereunder lapse or expire pursuant to this Agreement and the Shares vest, the Restricted Stock (including any Shares received by

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holders thereof with respect to Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall be subject to the restrictions on transferability set forth in Section 11.3 of the Plan; provided, however, that this Section 3.2 notwithstanding, with the consent of the Administrator, the Shares may be transferred to one or more Permitted Transferees, subject to and in accordance with Section 11.3 of the Plan.
3.3
Rights as Stockholder. Except as otherwise provided herein, upon the Grant Date, the Participant shall have all the rights of a stockholder of the Company with respect to the Shares, subject to the Restrictions, including, without limitation, voting rights and rights to receive any cash or stock dividends, in respect of the Shares subject to the Award and deliverable hereunder.
3.4
Not a Contract of Service Relationship. Nothing in this Agreement or in the Plan shall confer upon the Participant any right to continue to serve as an Employee or other service provider of the Company or any of its Affiliates or shall interfere with or restrict in any way the rights of the Company and its Affiliates, which rights are hereby expressly reserved, to discharge or terminate the services of the Participant at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written agreement between the Company or an Affiliate and the Participant.
3.5
Governing Law. The laws of the State of Maryland shall govern the interpretation, validity, administration, enforcement and performance of the terms of this Agreement regardless of the law that might be applied under principles of conflicts of laws.
3.6
Conformity to Securities Laws. The Participant acknowledges that the Plan and this Agreement are intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act, and any and all Applicable Law. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Award is granted, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by Applicable Law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.
3.7
Amendment, Suspension and Termination. To the extent permitted by the Plan, this Agreement may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Administrator or the Board; provided, however, that, except as may otherwise be provided by the Plan, no amendment, modification, suspension or termination of this Agreement shall adversely affect the Award in any material way without the prior written consent of the Participant.
3.8
Notices. Any notice to be given under the terms of this Agreement shall be addressed to the Company in care of the Secretary of the Company at the Company’s principal office, and any notice to be given to the Participant shall be addressed to the Participant at the Participant’s last address reflected on the Company’s records. Any notice shall be deemed duly given when sent via email or when sent by reputable overnight courier or by certified mail (return receipt requested) through the United States Postal Service.
3.9
Successors and Assigns. The Company or any Affiliate may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of, and be binding upon, the successors and assigns of the Company and its Affiliates. Subject to the restrictions on transfer set forth in Section 3.2 hereof, this Agreement shall be binding upon the Participant and his or her heirs, executors, administrators, successors and assigns.
3.10
Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan or this Agreement, if the Participant is subject to Section 16 of the Exchange Act, then the Plan, the Award and this Agreement shall be subject to any additional limitations set forth in any applicable

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exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by Applicable Law, this Agreement shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.
3.11
Entire Agreement. The Plan, the Grant Notice and this Agreement (including all Exhibits thereto, if any) constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and its Affiliates and the Participant with respect to the subject matter hereof.
3.12
Limitation on the Participant’s Rights. Participation in the Plan confers no rights or interests other than as herein provided. This Agreement creates only a contractual obligation on the part of the Company as to amounts payable and shall not be construed as creating a trust. The Plan, in and of itself, has no assets. The Participant shall have only the rights of a general unsecured creditor of the Company and its Affiliates with respect to amounts credited and benefits payable, if any, with respect to the Shares issuable hereunder.

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